                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 31, 2005
                                                -------------------------

     GS Mortgage Securities Corporation II (the "Registrant") (as depositor for the Commercial Mortgage Pass-Through Certificates, Series 2005-GG4)
               --------------------------------------------------------------
               (Exact name of registrant as specified in its charter)

New York                               333-115888                22-3442024
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events

                  Attached as exhibits are certain Structural and Collateral
         Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the Public Securities
         Association (the "PSA")) furnished to the Registrant by Goldman, Sachs
         & Co., Greenwich Capital Markets, Inc., Bear, Stearns & Co. Inc.,
         Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and
         Wachovia Capital Markets, LLC (the "Underwriters"), in respect of the
         Company's proposed offering of certain classes of the Commercial
         Mortgage Pass-Through Certificates, Series 2005-GG4 (such classes, the
         "Offered Certificates").

                  The Offered Certificates will be offered pursuant to a
         Prospectus and related Prospectus Supplement (together, the
         "Prospectus"), which will be filed with the Commission pursuant to Rule
         424 under the Securities Act of 1933, as amended (the "Act"). The
         Offered Certificates will be registered pursuant to the Act under the
         Registrant's Registration Statement on Form S-3 (No. 333-71033) (The
         "Registration Statement"). The Registrant hereby incorporates the attached Structural and Collateral Term Sheets by reference in the
         Registration Statement.

                  Any statement or information contained in the attached
         Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration
         Statement by statements or information contained in the Prospectus.

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ITEM 9.01.    Financial Statements and Exhibits

              (c) Exhibits

              Item 601(a)
              of Regulation S-K
              Exhibit No.         Description
              -----------         -----------

              (99.1)              Structural and Collateral Term Sheets prepared
                                  by the Underwriters in connection with certain
                                  classes of the GS Mortgage Securities
                                  Corporation II, Commercial Mortgage
                                  Pass-Through Certificates, Series 2005-GG4.

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                  Pursuant to the requirements of the Securities Exchange Act of
         1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 1, 2005

                      GS MORTGAGE SECURITIES CORPORATION II

                      By: /s/ Daniel Sparks
                         -------------------------------------------------------
                         Name: Daniel Sparks
                         Title: President and CEO

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.      Description                                     Electronic (E)
-----------      -----------                                     --------------

99.1             Structural and Collateral Term Sheets                (E)
                 prepared by the Underwriters in connection
                 with certain classes of the GS Mortgage
                 Securities Corporation II, Commercial
                 Mortgage Pass-Through Certificates, Series
                 2005-GG4.

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